Fox Factory Holding Corp. Acquires Certain Assets of Flagship Inc., dba Tuscany Motor Company
Tuscany’s Complementary, Premium Aftermarket Vehicle Performance Packages to Expand FOX’s Aftermarket Powered Vehicle Product Portfolio
SCOTTS VALLEY, Calif., December 01, 2017 (GLOBE NEWSWIRE) -- Fox Factory Holding Corp. (NASDAQ:FOXF) (“FOX”) today announced the strategic acquisition of Flagship Inc., dba Tuscany Motor Company (“Tuscany”) in an asset deal. Tuscany is a designer, manufacturer and distributor of premium aftermarket powered vehicle performance packages.
FOX acquired 80% of the business for $53.4 million in cash financed through a combination of its existing credit facility and cash on hand. The assets acquired by the Company include a small tuck-in acquisition completed by Tuscany on June 28, 2017 for $6 million in cash. The agreement includes a provision for FOX to acquire the remaining 20% of the business in the future. Additionally, FOX expects to amortize a substantial portion of the purchase price for tax purposes.
“We are excited to announce the acquisition of the Tuscany business, which we believe presents a significant opportunity for FOX to further expand its performance defining aftermarket solutions,” stated Larry L. Enterline, FOX's Chief Executive Officer. “We look forward to further accelerating our off-road capable, on-road truck product category growth.”
Tuscany generated approximately $40.8 million in unaudited sales and $7.4 million in unaudited adjusted EBITDA for the twelve months ended June 30, 2017. The Company expects the financial benefit to fourth quarter fiscal 2017 sales and earnings to be negligible and accordingly FOX is not updating its fourth quarter fiscal 2017 and full year 2017 guidance.
While the Company is not providing formal fiscal 2018 guidance at this time, it expects 2018 sales contribution from Tuscany of approximately $41 million which reflects the impact of intercompany sales eliminations that will offset growth in the business. The Company expects EBITDA margin to be consistent with Tuscany historic margins. The Company expects non-GAAP adjusted earnings per diluted share contribution from Tuscany of approximately $0.07 for fiscal 2018 which assumes incremental interest expense of $1.2 million to finance the transaction and also assumes combined marginal federal and state tax rates for the Tuscany business of approximately 39% as their business is predominantly domestically based.

Non-GAAP adjusted earnings per diluted share exclude the following items net of applicable tax: amortization of purchased intangibles, contingent consideration valuation adjustment, acquisition-related compensation expense including related foreign currency transaction gains and losses, certain acquisition-related adjustments and expenses, litigation-related expenses and offering expenses. Additionally, non-GAAP adjusted earnings per diluted share excludes the tax benefit related to the resolution of audits by taxing authorities. A quantitative reconciliation of non-GAAP adjusted earnings per diluted share contribution from Tuscany is not available without unreasonable efforts because management cannot predict, with sufficient certainty, all of the elements necessary to provide such a reconciliation.

Conference Call & Webcast
The Company will hold an investor conference call today, Friday, December 01, 2017 to discuss its acquisition of Tuscany at 8:00 a.m. Pacific time (11:00 a.m. Eastern Time). The conference call dial-in number for North America listeners is (877) 425-9470, and international listeners may dial (201) 389-0878; the conference ID is 13674225. Live audio of the conference call will be simultaneously webcast in the investor relations section of the Company's website at http://www.ridefox.com. The webcast of the teleconference will be archived and available on the Company’s website.
About Fox Factory Holding Corp. (NASDAQ: FOXF)
Headquartered in Scotts Valley, CA, Fox Factory Holding Corp. designs and manufactures performance-defining ride dynamics products primarily for bicycles, on-road and off-road vehicles and trucks, side-by-side vehicles, all-terrain vehicles, snowmobiles, specialty vehicles and applications, and motorcycles. The Company is a direct supplier to leading power vehicle OEMs. Additionally, the Company supplies top bicycle OEMs and their contract manufacturers, and provides aftermarket products to retailers and distributors.
FOX is a registered trademark of Fox Factory, Inc. NASDAQ Global Select Market is a registered trademark of The NASDAQ OMX Group, Inc. All rights reserved.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release including earnings guidance may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or other similar terms or expressions and such forward-looking statements include, but are not limited to, statements about the Company’s continued growing demand for its products; the Company’s execution on its strategy to improve operating efficiencies; the Company’s optimism about its operating results and future growth prospects; the Company’s expected future sales and future non-GAAP adjusted earnings per diluted share; and any other statements in this press release that are not of a historical nature. Many important factors may cause the Company’s actual results, events or circumstances to differ materially from those discussed in any such forward-looking statements, including but not limited to: the Company’s ability to complete any acquisition and/or incorporate any acquired assets into its business; the Company’s ability to improve operating and supply chain efficiencies; the Company’s future financial performance, including its sales, cost of sales, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to maintain profitability; factors which impact the calculation of the weighted average number of diluted shares of common stock outstanding, including the market price of the Company’s common stock, grants of equity-based awards and the vesting schedules of equity-based awards; the Company’s ability to develop new and innovative products in its current end-markets and to leverage its technologies and brand to expand into new categories and end-markets; the Company’s ability to increase its aftermarket penetration; the possibility that the Company could experience a disruption in connection with the transition of the majority of the Company’s mountain bike suspension component manufacturing operations to Taiwan or unexpected difficulties in such operations; the possibility that the Company may not be able to accelerate its international growth; the Company’s ability to maintain its premium brand image and high-performance products; the Company’s ability to maintain relationships with the professional athletes and race teams that it sponsors; the possibility that the Company may not be able to selectively add additional dealers and distributors in certain geographic markets; the overall growth of the markets in which the Company competes; the Company’s expectations regarding consumer preferences and its ability to respond to changes in consumer preferences; changes in demand for high-end suspension and ride dynamics products; the Company’s ability to successfully identify, evaluate and manage potential acquisitions and to benefit from such acquisitions; future economic or market conditions; and the other risks and uncertainties described in “Risk Factors” contained in its Annual Report on Form 10-K or Quarterly Reports on Form 10-Q or otherwise described in the Company’s other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CONTACT:
ICR
Katie Turner

646-277-1228
Katie.Turner@icrinc.com